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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event Reported): April 9, 2007

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                             BLUE COAT SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)

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              Delaware                000-28139             91-1715963
  (State or Other Jurisdiction of    (Commission         (I.R.S. Employer
           Incorporation)            File Number)      Identification Number)

                              420 North Mary Avenue
                           Sunnyvale, California 94085
                                 (408) 220-2200
             (Addresses, including zip code, and telephone numbers,
              including area code, of principal executive offices)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.   OTHER EVENTS

Compliance with Nasdaq Marketplace Rules

On April 9, 2007, Blue Coat Systems, Inc. (the "Company") issued a press release announcing that it has been formally notified by the Nasdaq Listing and Hearing Review Council, by letter dated April 5, 2007, that the Company has demonstrated compliance with all Marketplace Rules and that the Company's securities will continue to be listed on The Nasdaq Global Market.

Executive Appointment

On April 9, 2007, the Company announced the appointment of Betsy E. Bayha as its Senior Vice President and General Counsel.

A copy of the Company's press release, dated April 9, 2007, is furnished as
Exhibit 99.1 to this Form 8-K and is incorporated into this Item 8.01 by reference.

ITEM 9.01.   EXHIBITS

(d)          Exhibits

99.1 Press release dated April 9, 2007, entitled "Blue Coat Announces Compliance with Nasdaq Listing Requirements and Executive Appointment."

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              BLUE COAT SYSTEMS, INC.


DATE:  April 9, 2007                          By: /s/ Brian NeSmith
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                                                  Brian NeSmith
                                                  Chief Executive Officer
                                                  (Principal Executive Officer)

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                                  EXHIBIT INDEX

Exhibit no.    Exhibit
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Exhibit 99.1   Press Release dated April 9, 2007, entitled "Blue Coat Announces
               Compliance with Nasdaq Listing Requirements and Executive
               Appointment."